                                                                Thomas C. Sutton
                                                           Chairman of the Board

   , 2000

Dear Variable Contract Owner:

   We are pleased to enclose a Notice and Proxy Statement for the special meeting of the shareholders of the Managed Bond and Government Securities Portfolios of Pacific Select Fund (the "Fund").

   The meeting is scheduled to be held at 1:30 p.m. Pacific Time on March 13, 2000 at the offices of Pacific Life Insurance Company ("Pacific Life"), located at 700 Newport Center Drive, Newport Beach, California 92660. Please take the time to read the proxy statement and cast your vote.

   The purpose of the meeting is to seek your approval of a new portfolio management agreement ("New Portfolio Management Agreement") between the Fund, Pacific Life, and Pacific Investment Management Company ("PIMCO"). As described in more detail in the accompanying materials, you will be asked to approve the New Portfolio Management Agreement due to a transaction affecting PIMCO that, under applicable law, terminates the current portfolio management agreement among the Fund, Pacific Life, and PIMCO. Following the transaction, PIMCO will continue to serve as the Portfolio Manager for the Portfolios, provided shareholder approval is obtained.

   Please note that the terms of the New Portfolio Management Agreement are substantially similar in all material respects to the terms of the existing portfolio management agreement. Moreover, we have been informed that the transaction should not result in any material changes in the investment philosophy, policies, or strategies of the Portfolio and that the level and quality of the services provided by PIMCO will not change. In this connection, it is expected that the same investment professionals at PIMCO who currently manage the Portfolios' assets will continue to do so following the transaction.

   The Trustees of the Fund have concluded that the New Portfolio Management Agreement is in the best interests of each Portfolio and its shareholders and recommend that shareholders vote in favor of the New Portfolio Management Agreement.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          /s/ THOMAS C. SUTTON

                                          Thomas C. Sutton

                              PACIFIC SELECT FUND
                            700 Newport Center Drive
                        Newport Beach, California 92660

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 March 13, 2000

To the Shareholders of the Managed Bond and Government Securities Portfolios of the Pacific Select Fund:

   A special meeting of the shareholders of the Managed Bond Portfolio and Government Securities Portfolio (the "Portfolios") of Pacific Select Fund (the "Fund") will be held on the 13th day of March, 2000 at 1:30 p.m. Pacific Time, at the offices of Pacific Life Insurance Company ("Pacific Life") at 700 Newport Center Drive, Newport Beach, California 92660, or any adjournment thereof, for the following purposes:

     1. To approve or disapprove a new Portfolio Management Agreement with Pacific Investment Management Company ("PIMCO"); and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   The Board of Trustees has fixed the close of business on January 14, 2000 as the record date for determining shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

   You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting are requested to complete, sign, and return the enclosed proxy promptly, or vote electronically at https://vote.proxy-direct.com, or telephonically by calling 1-800-597-7836. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

Please respond--your vote is important. Whether or not you plan to attend the meeting, please vote electronically or by telephone or mail. If you vote by mail, only voting instructions received at the address shown on the enclosed postage paid envelope will be counted.

                                          By Order of the Board of Trustees

                                          By:
                                            ___________________________________
                                                Audrey L. Milfs,
                                                Secretary

Newport Beach, California
January   , 2000

                              PACIFIC SELECT FUND
                            700 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                              PACIFIC SELECT FUND

                                 MARCH 13, 2000

                            SOLICITATION OF PROXIES

   This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Pacific Select Fund (the "Fund") for use at a special meeting of shareholders of the Managed Bond and Government Securities Portfolios (the "Portfolios") of the Fund to be held at 1:30 p.m. Pacific Time on March 13, 2000 at the offices of Pacific Life Insurance Company ("Pacific Life"), located at 700 Newport Center Drive, Newport Beach, California 92660, and at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders ("Notice"). The primary purpose of the meeting is for shareholders of each Portfolio, as set forth in the attached Notice, to consider and approve a new portfolio management agreement ("New Portfolio Management Agreement") with Pacific Investment Company ("PIMCO"), each Portfolio's current portfolio manager. The date of the first mailing of this proxy statement will be on or about January 31, 2000.

                                   PROPOSAL I

                APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT

 Introduction

   Pacific Life acts as investment adviser to the Portfolios under an investment advisory agreement ("Advisory Agreement") between the Fund (on behalf of the Portfolios) and Pacific Life. As permitted by the Advisory Agreement, Pacific Life may hire another advisory firm as sub-adviser or "portfolio manager" for each of the Fund's portfolios, whose fees Pacific Life (and not the Fund) pays out of its investment advisory fee.

   PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California, 92660, has served as portfolio manager (sub-adviser) for the Portfolios since January 4, 1988.

   PIMCO will undergo a change of control as a result of the consummation of the transaction described below, resulting in the automatic termination of the current portfolio management agreement with respect to each Portfolio. It is proposed that PIMCO continue to serve as portfolio manager of the Portfolios following completion of the transaction.

   Therefore, in connection with the transaction and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), shareholders of each Portfolio are being asked in Proposal I to approve a New Portfolio Management Agreement among the Fund, Pacific Life, and PIMCO which is substantially identical to the current portfolio management agreement (the "Portfolio Management Agreement"). The Board of Trustees of the Fund recommends that shareholders approve the New Portfolio Management Agreement, which is attached as Appendix A.

 Description of the Transaction

   PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. ("Partners G.P.") and PIMCO Advisors Holdings L.P. ("PAH"). Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life, and PIMCO Partners LLC ("Partners LLC"), a California limited liability company controlled by the current managing directors and two former managing directors of PIMCO ("Managing Directors"). PAH is a publicly traded Delaware limited partnership and its primary source of income is its proportionate share of the income of PIMCO Advisors. Partners G.P. is the sole general partner of PAH. The address of all of the above entities, with the exception of Pacific Life, is 800 Newport Center Drive, Newport Beach, California 92660.

   On October 31, 1999, PIMCO Advisors, PAH, Partners G.P., certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors (the "Transaction").

   The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive in cash an amount per unit equal to $38.75, subject to a downward adjustment if the aggregate annualized investment advisory and subadvisory fees for all accounts managed by PIMCO Advisors and its subsidiaries, expressed as a "revenue run-rate," declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

   Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors, bringing its ownership interest in PIMCO Advisors to approximately 70%, including the approximately 44% interest held through PAH. As part of the Transaction, a subsidiary of Allianz of America will acquire Partners G.P. through an acquisition of the managing general partner interest in Partners G.P. from Partners LLC (the managing general partner of Partners G.P.) for approximately $5.5 million and of the member interests in Partners G.P. that are indirectly owned by Pacific Life. Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors, will retain an indirect interest in PIMCO Advisors following the closing. As a result of the Transaction, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors for a total consideration of approximately $3.3 billion, while the remainder will continue to be owned by Pacific Life.

   In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing of the Transaction, to purchase at a formula-based price all of the PIMCO Advisors units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same price, all of the PIMCO Advisors units owned directly or indirectly by Pacific Life.

   By virtue of the put/call arrangement described above, as well as Pacific Life's interest in PIMCO Advisors, Pacific Life may be considered to have a material interest in the Transaction.

   The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed.

   Completion of the Transaction is subject to a number of conditions customary to transactions of this kind, including (i) the approval of the public unitholders of PAH, (ii) the receipt of certain regulatory approvals and (iii) PIMCO Advisors' revenue run-rate (excluding market-based changes) for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 revenue run-rate amount. Approval of the New Portfolio Management Agreement by the shareholders of the Portfolios will count toward satisfaction of condition (iii) described in the preceding sentence. If the Transaction is not completed for any reason, the current Portfolio Management Agreement will remain in effect. In the event the New Portfolio Management Agreement is not approved by the Portfolios' shareholders and the Transaction is completed, the Board of Trustees will consider appropriate action.

   Pursuant to the Merger Agreement, PIMCO Advisors and PIMCO will enter into employment, retention and incentive arrangements with key employees of PIMCO Advisors and PIMCO. These benefits include new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of PIMCO Advisors' investment advisory subsidiaries will receive payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PIMCO Advisors units on which such arrangements were based.

 Post-Transaction Structure and Operations

   Upon completion of the Transaction, PIMCO Advisors and its subsidiaries, including PIMCO, will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz (Allianz AG). Allianz of America will control PIMCO Advisors through its interest in Pacific-Allianz Partners LLC ("PacPartners LLC"), which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be the managing member of PacPartners LLC and will have the full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

   Operationally, PIMCO is expected to remain independent and to lead the global fixed income investment efforts of Allianz. In this regard, PIMCO will coordinate its activities with Allianz Asset Management ("AAM"), a subsidiary of Allianz AG that coordinates global Allianz asset management activities. To permit the provision of advisory services to non-U.S. clients of Allianz AG, PIMCO personnel, including personnel with portfolio management responsibility for the Portfolios, may become affiliated with AAM or other Allianz-controlled advisory firms. PIMCO also may call upon the research capabilities and resources of Allianz AG and its advisory affiliates in connection with providing investment advice to its clients. PIMCO is currently expected to continue to operate in the United States under its existing name.

   Both William S. Thompson Jr., the current Chief Executive Officer of PIMCO, and William H. Gross, the current Chief Investment Officer of PIMCO, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees, including Managing Directors of PIMCO, have also contractually agreed to remain with PIMCO for significant periods following the Transaction.

 Description of Allianz AG and Its Affiliates

   Allianz AG, the parent of Allianz of America, is a publicly traded German corporation which together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO and the Allianz group combined firms will have over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.

   Significant institutional shareholders of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Following completion of the Transaction, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Once the Transaction is completed, absent an SEC exemption or other relief, the Portfolios generally would be precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO does not believe that the applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Portfolios, the Portfolios' ability to take advantage of market opportunities, or the Portfolios' overall performance. Other portfolios of the Fund for which PIMCO (or an affiliate) does not serve as portfolio manager would not, in general, be subject to these same restrictions post-closing.

 Effect of the Transaction on Management of the Portfolios

   PIMCO has received structural and contractual protections as terms of the Transaction that ensure PIMCO's operational autonomy and continuity of management. PIMCO is confident that Allianz AG is committed to the people and process that have led to PIMCO's success over the years. Accordingly, the Transaction should have no immediate impact, other than as already noted above, on the management of the Portfolios or PIMCO's capacity to provide the type, quality, or quantity of services that it currently provides, and the Portfolios should continue to receive the same high quality of service after the Transaction. As discussed below, however, PIMCO believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality portfolio management services.

 The Benefits of the Transaction

   PIMCO anticipates that the Transaction with Allianz AG will benefit PIMCO and the Portfolios in a variety of ways, including the following:

  . PIMCO's investment expertise will be enhanced because of the business experience and relationships that Allianz AG has built around the globe, particularly in Europe.

  . PIMCO's access to European markets and business opportunities will be greatly enhanced by Allianz AG's experience and relationships. The combined global resources of PIMCO and Allianz AG will allow PIMCO to take advantage of the growth in international markets and the explosive potential for premier money managers in the global marketplace.

  . Allianz AG has a team of fixed income professionals in place that currently manage more than $100 billion in assets. Integration of these professionals and assets with PIMCO provides an excellent opportunity for furthering PIMCO's global fixed income expertise.

  . The rotation of many of PIMCO's key investment professionals through international offices and overseas personnel through PIMCO's offices will result in more seasoned professionals with global experience.

  . The combination will provide additional career opportunities for PIMCO professionals, furthering PIMCO's ability to attract and retain high caliber investment and other professionals.

  . Allianz AG seeks to grow to become among the top five providers of its services in the world's key markets, which is a key factor in PIMCO's decision to proceed with the Transaction. The combined entity will be the sixth-largest investment manager in the world. The Transaction will significantly increase assets under PIMCO's management, and will offer the opportunity for continued growth in the future.

 The Current Portfolio Management Agreement

   The current Portfolio Management Agreement, dated November 15, 1994, was last approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Portfolio Management Agreement or interested persons of any such party, at a meeting held on November 15, 1999. The shareholders of the Portfolios last approved the Portfolio Management Agreement on December 17, 1996.

   The Portfolio Management Agreement may be terminated by the Portfolios to which it pertains without penalty upon not less than 60 days' notice by the Board of Trustees or by a vote of the holders of a majority of the Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by PIMCO. The Portfolio Management Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

   PIMCO receives a monthly fee from the Portfolios at an annual rate based on the combined average daily net assets of the Portfolios as set forth in Appendix B, which also sets forth the aggregate portfolio management fees paid to PIMCO during the Portfolios' last fiscal year. Information about PIMCO, its principal executive officer and directors, and its other investment company clients is presented in Appendix C.

   Consistent with the requirements of the 1940 Act, the current Portfolio Management Agreement provides that PIMCO generally is not liable to the Portfolios for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of PIMCO's duties or by reason of its reckless disregard of its obligations and duties under the Portfolio Management Agreement.

 The New Portfolio Management Agreement

   The New Portfolio Management Agreement is substantially identical to the Portfolio Management Agreement, and PIMCO has advised the Portfolios that it currently anticipates that the same persons responsible for management of the Portfolios under the current Portfolio Management Agreement will continue to be responsible for management of the Portfolios under the New Portfolio Management Agreement. PIMCO advised the Fund that it does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Portfolios or have any adverse effect on PIMCO's ability to fulfill its obligations to the Portfolios. The New Portfolio Management Agreement recognizes that PIMCO may, from time to time, seek research assistance and rely on other investment management resources of its affiliated companies, and the Portfolios will disclose that a portion of the advisory fees received by PIMCO may be paid to those affiliates in return for such services provided. These arrangements will have no impact on PIMCO's continuing responsibility for the management of the Portfolios and will not cause any increase in the overall fees or expenses borne by the Portfolios.

   The New Portfolio Management Agreement requires PIMCO to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Portfolios and to furnish advice and recommendations with respect to investment of the Portfolios' assets and the purchase or sale of their portfolio securities.

   PIMCO also provides investment research and analysis. No change is anticipated in the investment philosophies and practices currently followed by the Portfolios. There will be no change in advisory fees for the Portfolio or in portfolio management fees paid to PIMCO.

   At the November 15, 1999 meeting of the Board of Trustees, the New Portfolio Management Agreement was approved unanimously by the Board of Trustees, including all of the Trustees who are not parties to the New Portfolio Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of the Fund). The New Portfolio Management Agreement, as approved by the Board of Trustees, is submitted for approval by the shareholders of the Portfolios. The New Portfolio Management Agreement must be voted upon by each Portfolio.

   If the New Portfolio Management Agreement is approved by shareholders of the Portfolios, it will take effect immediately after the closing of the Transaction. The New Portfolio Management Agreement will remain in effect for two years from the date it takes effect and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually, with respect to each Portfolio, (i) by the Board of Trustees or by the vote of a majority of the outstanding shares of the Portfolios, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Portfolio Management Agreement or interested persons of any such party (other than as Trustees of the Fund).

 Other Considerations

   Allianz AG, PIMCO, and Pacific Life have advised the Fund's Board of Trustees that they intend to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser (including a portfolio manager) to an investment company or any of the investment adviser's (or portfolio manager's) affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change of control of the investment adviser so long as two conditions are met.

   First, for a period of three years after the Transaction, at least 75% of the board members of the investment company for which the adviser provides advisory services must not be "interested persons" of the investment adviser or its predecessor adviser. The Board of Trustees as constituted currently meets this requirement and intends to continue to do so for the three-year period following the completion of the Transaction.

   Second, an "unfair burden" must not be imposed upon the investment company as a result of such Transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser (or predecessor or successor advisers), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. The Board of Trustees of the Fund has been advised that PIMCO is not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund. Moreover, Allianz of America and each of the other parties to the Merger Agreement have agreed to use their commercially reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Transaction during the applicable time periods.

 Board Recommendations

   The Board of Trustees has determined that, in approving the New Portfolio Management Agreement on behalf of the Portfolios, the Fund can best assure itself that services currently provided to the Portfolios by PIMCO and its officers and employees will continue without interruption after the Transaction. The Board believes that, like the Portfolio Management Agreement, the New Portfolio Management Agreement will enable the Portfolios to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of each Portfolio and its shareholders.

   In determining whether it was appropriate to approve the New Portfolio Management Agreement and to recommend approval to shareholders, the Board of Trustees, including the Trustees who are not parties to the New Portfolio Management Agreement or interested persons of such parties, considered various materials and representations provided by PIMCO including information concerning compensation and employment arrangements to be implemented in connection with the Transaction, and considered a report provided by Allianz, and was advised by independent legal counsel with respect to these matters.

   Information considered by the Trustees included, among other things, the following: (1) PIMCO's representation that the same persons responsible for management of the Portfolios under the Portfolio Management Agreement currently are expected to continue to manage the Portfolios under the New Portfolio Management Agreement, thus helping to ensure continuity of management; (2) that the compensation to be received by PIMCO under the New Portfolio Management Agreement is the same as the compensation paid under the current Portfolio Management Agreement, which the Board previously determined to be fair and reasonable; (3) the fairness of the compensation payable to PIMCO under the New Portfolio Management Agreement; (4) PIMCO's representation that it will not seek to increase the rate of sub-advisory fees paid by the Portfolios for a period of at least two years following the Transaction; (5) the commonality of the terms and provisions of the New Portfolio Management Agreement with the terms of the current Portfolio Management Agreement; (6) representations made by PIMCO concerning the potential impact of affiliated brokerage relationships on its ability to provide services to the Portfolios, and on the Portfolios' ability to engage in portfolio transactions; (7) the representations by PIMCO and Allianz AG that the integration of Allianz AG's and PIMCO's operations could produce benefits to shareholders through economies of scale, expansion of PIMCO's investment expertise through the addition of Allianz AG's fixed income investment professionals, business expertise and global relationships, the expansion of PIMCO's investment research capabilities and the ability to enhance the quality of services provided to shareholders; (8) the nature and quality of the services rendered by PIMCO under the New Portfolio Management Agreement; (9) the results achieved by PIMCO for the Portfolios; and (10) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of PIMCO.

   Based upon its review, the Board of Trustees determined that, by approving the New Portfolio Management Agreement, the Portfolios can best be assured that services from PIMCO will be provided without interruption. The Board also determined that the New Portfolio Management Agreement is in the best interests of each Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Portfolio Management Agreement and voted to recommend its approval by each Portfolio's shareholders.

   The Board of Trustees of the Fund recommends that shareholders vote "FOR" Proposal I.

                               II. OTHER MATTERS

 Other Matters

   The Fund's Board of Trustees knows of no other matters to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of voting instruction to vote on such matters in accordance with their best judgment.

 Required Vote

   Approval of Proposal I requires the vote of a majority of the outstanding shares of each Portfolio that are eligible to vote at the meeting. With respect to each Portfolio, a majority of the outstanding shares means the lesser of (a) 67% or more of the shares of that Portfolio present at the meeting, if 50% or more of the shares of the Portfolio are represented in person or by proxy; or
(b) 50% or more of the shares of the Portfolio.

 Shareholder Voting

   As of the close of business on January 14, 2000, the record date, there were
[   ] outstanding shares of the Managed Bond Portfolio and [   ] outstanding
shares of the Government Securities Portfolio. Shares of the Portfolios have equal rights and privileges with all other shares of the Portfolios and entitle their holders to one vote per share, with proportional voting for fractional shares. The shares of the Portfolios are offered as an investment medium for variable annuity contracts and variable life insurance policies ("contracts") of Pacific Life.

   Pacific Life is the owner of the shares underlying the variable contracts, but is soliciting voting instructions from contract owners having contract value invested in the Portfolios as to how the shares will be voted. No contract owner is entitled to give voting instructions with respect to 5% or more of the outstanding shares of either Portfolio. Pacific Life owns 100% of each Portfolio.

   Pacific Life will vote shares of the Portfolios held by each of its separate accounts in accordance with instructions received from owners of its variable contracts. Pacific Life also will vote shares of the Portfolios held in each such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. Pacific Life will vote shares held by its general account in the same proportion as other votes cast by all of its separate accounts in the aggregate. Shareholders and variable contract owners permitted to give instructions, and the number of shares for which such instruction may be given to be voted at the meeting and any adjournment thereof, will be determined as of the record date.

   Shares held by shareholders present in person or represented by proxy at the meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Shares represented by timely and properly executed voting instructions will be voted as specified. Executed voting instructions that are unmarked will be voted in favor of the proposals set forth in the notice.

   Voting instructions may be revoked at any time prior to their exercise by written notice, by execution of subsequent voting instructions or by attending the meeting and voting in person. However, attendance at the meeting, by itself, will not serve to revoke voting instructions. An abstention on any proposal by a shareholder will be counted for purposes of establishing a quorum, but has the same effect as a negative vote.

   In the event that a sufficient number of votes to approve the proposal is not received, Pacific Life may propose one or more adjournments of the meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by voting instruction. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the meeting, voting instructions will (unless previously revoked) be exercised in the same manner as they would have been exercised at the meeting.

   Variable contract owners may vote by written ballot, electronically at https://vote.proxy-direct.com, or by calling 1-800-597-7836. When a contract owner elects to vote electronically or by telephone, the contract owner will be prompted to provide a control number which will appear on the voting instruction. If the control number is correctly entered, the contract owner will be provided with an explanation of the process. The contract owner will then have the opportunity to give his or her instructions on the proposal.

 Information about Pacific Life

   Pacific Life, located at 700 Newport Center Drive, Newport Beach, California 92660, is a stock life insurance company domiciled in California. Pacific Life's operations include both life insurance and annuity products, as well as financial and retirement services.

   As of September 30, 1999, Pacific Life had $105.9 billion of individual life insurance in force and total admitted assets of approximately $44.1 billion. Pacific Life is authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York.

   Pacific Life was organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reorganized as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific Life Corporation, a holding company which is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

 Trustees and Officers

   None of the Trustees and officers of the Fund is an officer or employee of PIMCO. As of the record date, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of either Portfolio.

 Information about the Distributor

   Pacific Mutual Distributors, Inc. ("PMD"), 700 Newport Center Drive, Newport Beach, California 92660, a subsidiary of Pacific Life, serves as the Fund's distributor. At present, PMD receives no commissions from the Fund for its services, although it may in the future.

 Expenses of the Meeting

   The cost of the meeting, including the solicitation of voting instructions, will be paid by PIMCO. The principal solicitation will be by mail, but voting instructions also may be solicited electronically and by telephone. Alamo Direct, 280 Oser Avenue Hauppauge, New York 11788-3610, has been retained to assist with proxy solicitation activities (including assembly and mailing of materials to shareholders). The Fund will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

 Shareholder Proposals

   The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

   Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

 Shareholder Reports

   An annual report for the Fund dated December 31, 1998 and semi-annual reports for the Fund dated June 30, 1999 are available without charge upon request by calling for life insurance policyholders: (800) 800-7681 or for annuity contract holders: 800-722-2333, or by writing the Fund at 700 Newport Center Drive, Newport Beach, California 92660.

   PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTION. YOU MAY DO SO EITHER ELECTRONICALLY, BY TELEPHONE OR BY MAILING THE VOTING INSTRUCTION. IF YOU VOTE BY MAIL, ONLY VOTING INSTRUCTIONS RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

                                          By Order of the Board of Trustees

                                          Audrey L. Milfs
                                          Secretary

      , 2000

                                   APPENDIX A

                         PORTFOLIO MANAGEMENT AGREEMENT

   AGREEMENT made this      day of             , 2000 among Pacific Life
Insurance Company, a California Company ("Pacific Life"), Pacific Investment Management Company, ("PIMCO"), a Delaware general partnership, and Pacific Select Fund, a Massachusetts Business Trust (the "Fund").

   WHEREAS, Pacific Select Fund, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective, policies and limitations;

   WHEREAS, the Fund currently offers multiple series, two of which are designated as the Managed Bond and Government Securities Portfolios, such Portfolios together with any other Portfolios subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Portfolios"; and

   WHEREAS, the Fund has retained Pacific Life to render investment management and administrative services to the Portfolios;

   WHEREAS, Pacific Life represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"), as amended;

   WHEREAS, PIMCO represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act, as amended; and

   WHEREAS, Pacific Life and the Fund desire to retain PIMCO to furnish portfolio management services to the Managed Bond Portfolio and Government Securities Portfolio in connection with Pacific Life's investment management activities on behalf of the Portfolios, and PIMCO is willing to furnish such services to Pacific Life and the Fund;

   NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between Pacific Life, PIMCO and the Fund as follows:

   1. Appointment. Pacific Life and the Fund hereby appoint PIMCO to act as Portfolio Manager to the Managed Bond Portfolio and Government Securities Portfolio, (the "Portfolios"), for the periods and on the terms set forth in this Agreement. PIMCO accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

   In the event the Fund designates one or more classes other than the Portfolios with respect to which Pacific Life and the Fund desire to retain PIMCO to render portfolio management services hereunder, they shall notify PIMCO in writing. If PIMCO is willing to render such services, it shall notify Pacific Life and the Fund in writing, whereupon such class shall become a Portfolio hereunder, and be subject to this Agreement.

   2. Portfolio Manager Duties. Subject to the supervision of the Fund's Board of Trustees and Pacific Life, the Portfolio Manager will provide a continuous investment program for the Portfolios and determine the composition of the assets of the Portfolios, including determination of the purchase, retention, or sale of the securities, cash, and other investments, including futures contracts and options thereon, for the Portfolios. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolios, when these transactions should be executed, and what portion of the assets of the Portfolios should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolios. To the extent permitted by the investment policies of the Portfolios, the Portfolio Manager shall make decisions for the Portfolios as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolios. The Portfolio Manager is authorized to exercise tender offers, exchange offers and to vote proxies on behalf of the Fund, each as the Portfolio Manager determines is in the best interest of the Fund. In performing these duties, the Portfolio Manager:

       (a) Will (1) manage the Portfolios in a manner that complies with requirements imposed upon regulated investment companies under Subchapter M of the Internal Revenue Code and (2) manage the Portfolios so as to ensure compliance by the Portfolios with the diversification requirements of Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. Pacific Life will notify the Portfolio Manager of any amendments to the Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. In managing the Portfolios in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Pacific Life, or counsel to the Portfolio Manager that is also acceptable to Pacific Life.

       (b) Shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, Pacific Life or the Portfolio Manager), (2) with all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, provided Pacific Life informs Portfolio Manager of applicable state insurance laws relating to the investment and management of the Portfolios and notifies Portfolio Manager of any changes thereto, (3) with any applicable procedures, policies and guidelines adopted by the Fund's Board of Trustees, (4) with the Portfolio's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information, and
(5) with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time. Until Pacific Life delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished to the Portfolio Manager by Pacific Life.

       (c) Will: (i) use its best efforts to identify each position in the Portfolios that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Internal Revenue Code, and (ii) make such determinations and inform Pacific Life at least annually, (or more often and by such date(s) as Pacific Life shall request), of any stock in a PFIC.

       (d) Is responsible, in connection with its responsibilities under this
Section 2, for decisions to buy and sell securities and other investments for the Portfolios, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolios, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates) overall responsibilities with respect to the Portfolios and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolios through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolios or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to Pacific Life and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor.

       (e) May from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Portfolio Manager of any of its obligations hereunder, nor shall the Portfolios be responsible for any additional fees or expenses hereunder as a result.

       (f) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

       (g) Will, in connection with the purchase and sale of securities for the Portfolios, together with Pacific Life, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolios, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, and recordkeeping agent, and, if required, Pacific Life.

       (h) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Portfolios for which the custodian and recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager.

       (i) Will make available to the Fund and Pacific Life promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and Pacific Life to comply with requirements of the 1940 Act and Pacific Life's Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

       (j) Will regularly report to the Fund's Board of Trustees on the investment program for the Portfolios and the issuers and securities represented in the Portfolios' portfolios, and will furnish the Fund's Board of Trustees with respect to the Portfolios such periodic and special reports as the Trustees and Pacific Life may reasonably request, including, but not limited to, the monthly compliance checklist, monthly tax compliance worksheet, reports regarding compliance with the Fund's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the Investment Company Act of 1940, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, and compliance with the Portfolio Manager's Code of Ethics, and such other procedures or requirements that Pacific Life may request from time to time.

       (k) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and Pacific Life will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

       (l) Shall not permit any employee of the Portfolio Manager to have any material connection with the handling of the Portfolios if such employee has:

          (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

          (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

       (m) Shall provide to Pacific Life a copy of Portfolio Manager's Form ADV as filed with the Securities and Exchange Commission and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Portfolios.

   3. Expenses. During the term of this Agreement, PIMCO will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management under this Agreement. This does not include costs payable by the Fund, the Custodian or Pacific Life.

   4. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, Pacific Life will pay to the Portfolio Manager a fee based on the aggregate average daily net assets of the Managed Bond Portfolio and the Government Securities Portfolio, at an annual rate equal to .50% of the Portfolio's aggregate average daily net assets on the first $25 million, .375% of the Portfolios' aggregate average daily net assets on the next $25 million, and .25% of the Portfolios' aggregate average daily net assets in excess of $50 million. This fee shall be computed and accrued daily and payable monthly.

   5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, PIMCO hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. PIMCO further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Investment Advisers Act of 1940 ("Advisers Act") for the period specified in the Rule.

   6. Indemnification. PIMCO agrees to indemnify and hold harmless, Pacific Life, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Pacific Life and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Pacific Life against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which Pacific Life or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of PIMCO's responsibilities as Portfolio Manager of the Fund which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by PIMCO, any of its employees or representatives or any affiliate of or any person acting on behalf of PIMCO, or
(2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Fund or any Portfolios or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Pacific Life, the Fund or any affiliated person of the Fund by PIMCO or any affiliated person of PIMCO; provided, however, that in no case is PIMCO's indemnity in favor of Pacific Life or any affiliated person or controlling person of Pacific Life deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligation and duties under this Agreement.

   Pacific Life agrees to indemnify and hold harmless PIMCO, any affiliated person within the meaning of Section 2(a) (3) of the 1940 Act ("affiliated person") of PIMCO and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") PIMCO against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which PIMCO or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Pacific Life's responsibilities as Investment Adviser of the Fund which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by Pacific Life, any of its employees or representatives or any affiliate of or any person acting on behalf of Pacific Life or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering shares of the Fund or any Portfolios or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance upon written information furnished to Pacific Life or any affiliated person of Pacific Life by PIMCO or any affiliated person of PIMCO; provided however, that in no case is the indemnity of Pacific Life in favor of PIMCO, or any affiliated person or controlling person of PIMCO deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

   Except as may otherwise be required by the 1940 Act or the rules thereunder, the Fund agrees that PIMCO, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of PIMCO and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls PIMCO shall not be liable, or subject to any damages, expenses or losses, in connection with any act or omission connected with or arising out of any investment advisory services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of PIMCO's duties or by reason of reckless disregard of PIMCO's obligations and duties under this Agreement.

   7. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve or disapprove any action hereunder taken on its behalf by PIMCO.

   8. Services Not Exclusive. It is understood that the services of PIMCO are not exclusive, and nothing in this Agreement shall prevent PIMCO from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities.

   9. Duration and Termination. This Agreement shall become effective as of the "Closing Date" as that term is defined in the Agreement and Plan of Consolidation for PIMCO Advisers L.P., dated July 11, 1994 (the "Effective Date"). Unless terminated as provided herein, the Agreement shall remain in full force and effect for two years from such date and continue on an annual basis with respect to each Portfolios unless terminated in accordance with the following sentence; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of each Portfolios (as defined in the 1940 Act), and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. In the event this Agreement is not approved in the manner described in the preceding sentence, the paragraph numbered six (6), of this Agreement shall remain in effect as well as any applicable provision of this paragraph numbered nine (9) and PIMCO shall not provide any services for such Portfolios or receive any fees on account of such Portfolios that fail to so approve of this Agreement. Notwithstanding the foregoing, this Agreement may be terminated: (a) by Pacific Life at any time without penalty, upon sixty (60) days' written notice to PIMCO and the Fund (b) at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of each Portfolios, upon sixty (60) day's written notice to PIMCO, or (c) by PIMCO at any time without penalty by PIMCO, upon sixty (60) day's written notice to Pacific Life and the Fund. In the event of termination for any reason, all records of each Portfolios for which the Agreement is terminated shall promptly be returned to Pacific Life or the Fund, free from any claim or retention of rights by PIMCO: the Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

    10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Portfolios, and (ii) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

    11. Use of Name. It is understood that the name Pacific Select or any derivative thereof or logo associated with that name is the valuable property of Pacific Life and its affiliates, and that the Fund and/or the Portfolios have the right to use such name (or derivative or logo) only so long as Pacific Life is Investment Manager to the Fund and/or the Portfolios. Upon termination of the Investment Management Agreement between the Fund (or Portfolios) and Pacific Life, the Fund (or Portfolios) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Fund, shall promptly amend its Agreement and Declaration of Trust to change its name.

   It is understood that the name (PIMCO) Pacific Investment Management Company or any derivative thereof or logo associated with that name is the valuable property of PIMCO and its affiliates and that the Fund and/or the Portfolios have the right to use such name (or derivative or logo) in offering materials of the Fund with the approval of PIMCO and for so long as PIMCO is Portfolio Manager to the Fund and/or the Portfolios. Upon termination of this Agreement between the Fund (or Portfolios), Pacific Life, and PIMCO, the Fund (or Portfolios) shall forthwith cease to use such name (or derivative or logo).

    12. Miscellaneous.

       a. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

      b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      c. To the extent permitted under Section 9 of the Agreement, this Agreement may not be assigned by any party without the prior written consent of the other parties.

      d. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

      e. Nothing herein shall be construed as constituting PIMCO as an agent of the Fund or Pacific Life.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                      PACIFIC LIFE
                                      INSURANCE COMPANY


Date:                                 By
----------------------------          -----------------------------

                                      PACIFIC INVESTMENT
                                      MANAGEMENT COMPANY


Date:                                 By
----------------------------          -----------------------------

                                      PACIFIC SELECT FUND


Date:                                 By
----------------------------          -----------------------------

                                   APPENDIX B

   PIMCO currently receives a monthly investment sub-advisory fee from Pacific Life at an annual rate based on the combined average daily net assets of the Portfolios as set forth below. PIMCO received the indicated aggregate sub-advisory fees from Pacific Life during the last fiscal year:

                                                   Aggregate
                                                  Sub-Advisory    Fiscal Year
       Fund(s)                  Fee Rate              Fees            End
       -------                  --------          ------------ -----------------
Pacific Select Fund
Government Securities  For each Fund               $  817,241  December 31, 1999
 Portfolio             individually based
Management Bond        on combined average         $2,463,247  December 31, 1999
 Portfolio             daily net assets of
                       both Portfolios:
                       annual rate of 0.50%
                       of combined average
                       daily net assets on first
                       $25 million; 0.375% on
                       next $25 million; 0.25% on
                       remaining assets

                                   APPENDIX C

                            Information About PIMCO

   The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading advisor with the Commodity Futures Trading Commission.

   PIMCO's directors and principal executive officer, their principal occupations and dates of service are shown below. The address of each director and officer is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

  Name
  Length of Service with
  PIMCO                               Position and Principal Occupation
  ----------------------              ---------------------------------
 William S. Thompson, Jr. .. Managing Director, Chief Executive Officer and
  April 1993 to Present      Executive Committee Member, PIMCO; Managing
                             Director, Chief Executive Officer and Director,
                             PIMCO Management, Inc.; Member of Management Board
                             and Executive Committee, PIMCO Advisors L.P.;
                             President, Chief Executive Officer and Member,
                             PIMCO Partners LLC.

 William R. Benz, II........ Managing Director, PIMCO; Managing Director and
  June 1986 to Present       Director, PIMCO Management, Inc.; Member of PIMCO
                             Partners LLC.

 Robert Wesley Burns........ Managing Director and Executive Committee Member,
  February 1987 to Present   PIMCO; Managing Director and Director, PIMCO
                             Management, Inc.; Member of PIMCO Partners LLC.

 Chris P. Dialynas.......... Managing Director, PIMCO; Managing Director and
  July 1983 to Present       Director, PIMCO Management, Inc.; Member of PIMCO
                             Partners LLC.

 Mohamed A. El-Erian........ Managing Director, PIMCO; Managing Director and
  May 1999 to Present        Director, PIMCO Management, Inc.

 William H. Gross........... Managing Director, PIMCO; Managing Director and
  June 1971 to Present       Director, PIMCO Management, Inc.; Director and
                             Vice President, StocksPLUS Management, Inc.;
                             Member of Management Board, PIMCO Advisors L.P.;
                             Member of PIMCO Partners LLC.

 John L. Hague ............. Managing Director and Executive Committee Member,
  September 1987 to Present  PIMCO; Managing Director and Director, PIMCO
                             Management, Inc.; Member of PIMCO Partners LLC.

 Pasi M. Hamalainen......... Managing Director, PIMCO; Managing Director and
  January 1994 to Present    Director, PIMCO Management, Inc.

 Brent R. Harris............ Managing Director and Executive Committee Member,
  June 1985 to Present       PIMCO; Managing Director and Director, PIMCO
                             Management, Inc.; Director and Vice President,
                             StocksPLUS Management, Inc.; Member of Management
                             Board and Executive Committee, PIMCO Advisors
                             L.P.; Member of PIMCO Partners LLC.

 Brent L. Holden............ Managing Director, PIMCO; Managing Director and
  December 1989 to Present   Director, PIMCO Management, Inc.

 Margaret E. Isberg......... Managing Director, PIMCO; Managing Director and
  August 1983 to Present     Director, PIMCO Management, Inc.; Member of PIMCO
                             Partners LLC.

 John S. Loftus............. Managing Director, PIMCO; Managing Director and
  August 1986 to Present     Director, PIMCO Management, Inc.


  Name
  Length of Service with
  PIMCO                              Position and Principal Occupation
  ----------------------             ---------------------------------
 Dean S. Meiling........... Managing Director, PIMCO; Managing Director and
  December 1976 to Present  Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 James F. Muzzy............ Managing Director and Executive Committee Member,
  September 1971 to Present PIMCO; Managing Director and Director, PIMCO
                            Management, Inc.; Director and Vice President,
                            StocksPLUS Management, Inc.; Member of PIMCO
                            Partners LLC.

 William F. Podlich, III... Managing Director, PIMCO; Managing Director and
  June 1966 to Present      Director, PIMCO Management, Inc.; Member of
                            Management Board, PIMCO Advisors L.P.; Member of
                            PIMCO Partners LLC.

 William C. Powers......... Managing Director, PIMCO; Managing Director and
  January 1991 to Present   Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 Ernest L. Schmider........ Managing Director and Secretary, PIMCO; Managing
  March 1994 to Present     Director, Director and Secretary, PIMCO Management,
                            Inc; Director and Assistant Secretary, StocksPLUS
                            Management, Inc.; Senior Vice President, PIMCO
                            Advisors L.P.; Secretary, PIMCO Partners LLC.

 Lee R. Thomas............. Managing Director, PIMCO; Managing Director and
  April 1995 to Present     Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 Benjamin L. Trosky........ Managing Director, PIMCO; Managing Director and
  October 1990 to Present   Director, PIMCO Management, Inc.; Member of
                            Management Board, PIMCO Advisors L.P.; Member of
                            PIMCO Partners LLC.

Other Investment Company Clients

   PIMCO also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at September 30, 1999.

                                                                                APPROXIMATE
               NAME OF FUND                        ADVISORY FEE RATE               ASSETS
               ------------                        -----------------           --------------
 PIMCO FUNDS: PACIFIC INVESTMENT
 MANAGEMENT SERIES

 Money Market Fund.......................  Annual rate of 0.15% of average     $  562,867,363
                                           daily net assets

 Short-Term Fund.........................  Annual rate of 0.25% of average        636,452,542
                                           daily net assets

 Low Duration Fund.......................  Annual rate of 0.25% of average      4,627,238,397
                                           daily net assets

 Low Duration Fund II....................  Annual rate of 0 .25% of average       467,793,234
                                           daily net assets

 Low Duration Fund III...................  Annual rate of 0.25% of average         25,506,132
                                           daily net assets

 Low Duration Mortgage Fund..............  Annual rate of 0.25% of average          4,193,256
                                           daily net assets

 Moderate Duration Fund..................  Annual rate of 0.25% of average        334,051,187
                                           daily net assets

 Real Return Bond Fund...................  Annual rate of 0.25% of average        116,842,557
                                           daily net assets


                                                                               APPROXIMATE
              NAME OF FUND                        ADVISORY FEE RATE              ASSETS
              ------------                        -----------------          ---------------
Total Return Fund.......................  Annual rate of 0.25% of average    $29,440,986,644
                                          daily net assets

Total Return Fund II....................  Annual rate of 0.25% of average      1,204,091,669
                                          daily net assets

Total Return Fund III...................  Annual rate of 0.25% of average        597,124,044
                                          daily net assets

Total Return Mortgage Fund..............  Annual rate of 0.25% of average          4,011,811
                                          daily net assets

High Yield Fund.........................  Annual rate of 0.25% of average      3,567,156,990
                                          daily net assets

Long-Term US Government Fund............  Annual rate of 0.25% of average        369,273,712
                                          daily net assets

Short Duration Municipal Income Fund....  Annual rate of 0.20% of average         10,555,541
                                          daily net assets

Municipal Bond Fund.....................  Annual rate of 0.25% of average         55,650,611
                                          daily net assets

California Intermediate Municipal Bond
 Fund...................................  Annual rate of 0.25% of average          3,112,763
                                          daily net assets

New York Intermediate Municipal Bond
 Fund...................................  Annual rate of 0.25% of average          3,011,717
                                          daily net assets

Global Bond Fund........................  Annual rate of 0.25% of average        290,651,430
                                          daily net assets

Global Bond Fund II.....................  Annual rate of 0.25% of average         43,066,006
                                          daily net assets

Foreign Bond Fund.......................  Annual rate of 0.25% of average        582,390,389
                                          daily net assets

Emerging Markets Bond Fund..............  Annual rate of 0.45% of average         17,303,393
                                          daily net assets

Emerging Markets Bond Fund II...........  Annual rate of 0.45% of average        217,093,611
                                          daily net assets

International Bond Fund.................  Annual rate of 0.25% of average        980,127,949
                                          daily net assets

Strategic Balanced Fund.................  Annual rate of 0.40% of average        165,930,717
                                          daily net assets

Convertible Bond Fund...................  Annual rate of 0.40% of average         38,427,016
                                          daily net assets

StocksPLUS Fund.........................  Annual rate of 0.40% of average      1,389,882,447
                                          daily net assets

PIMCO VARIABLE INSURANCE TRUST

Money Market Portfolio..................  Annual rate of 0.30% of average    $           N/A
                                          daily net assets

Short-Term Bond Portfolio...............  Annual rate of 0.35% of average                N/A
                                          daily net assets

                                                                             APPROXIMATE
              NAME OF FUND                        ADVISORY FEE RATE             ASSETS
              ------------                        -----------------          ------------
Low Duration Bond Portfolio.............  Annual rate of 0.40% of average    $  5,098,362
                                          daily net assets

Total Return Bond Portfolio.............  Annual rate of 0.40% of average       3,208,009
                                          daily net assets

High Yield Bond Portfolio...............  Annual rate of 0.50% of average     131,180,580
                                          daily net assets

Foreign Bond Portfolio..................  Annual rate of 0.60% of average       5,031,932
                                          daily net assets

StocksPLUS Growth & Income Portfolio....  Annual rate of 0.40% of average         524,872
                                          daily net assets

Long-Term US Government Bond Portfolio..  Annual rate of 0.40% of average       6,906,274
                                          daily net assets

Total Return Bond Portfolio II..........  Annual rate of 0.40% of average       5,099,211
                                          daily net assets

Real Return Bond Portfolio..............  Annual rate of 0.40% of average             N/A
                                          daily net assets

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

Fixed Income I Fund.....................  Annual rate of 0.25% of net        $158,880,504
                                          assets based on the average of
                                          ending monthly market values over
                                          3 months, paid in arrears

Diversified Bond Fund...................  Annual rate of 0.25% of net         121,645,371
                                          assets based on the average of
                                          ending monthly market values over
                                          3 months, paid in arrears

Fixed Income III Fund...................  Annual rate of 0.25% of net         158,140,598
                                          assets based on the average of
                                          ending monthly market values over
                                          3 months, paid in arrears

Multistrategy Bond Fund.................  Annual rate of 0.25% of net         193,102,561
                                          assets based on the average of
                                          ending monthly market values over
                                          3 months, paid in arrears

RUSSELL INSURANCE FUNDS

Core Bond Fund..........................  Annual rate of 0.25% of net        $ 33,478,757
                                          assets based on the average of
                                          ending monthly market values over
                                          3 months, paid in arrears

THE HARBOR GROUP

Harbor Bond Fund........................  Annual rate of 0.50% of average    $622,475,175
                                          daily net assets on first $25
                                          million; 0.375% of average daily
                                          net assets on next $25 million;
                                          0.25% of average daily net assets
                                          over $50 million

PRUDENTIAL SECURITIES TARGET
 PORTFOLIO TRUST

Intermediate Term Bond Portfolio........  Annual rate of 0.25% of average    $113,010,679
                                          daily net assets

Total Return Bond Portfolio.............  Annual rate of 0.25% of average      66,889,600
                                          daily net assets


                                                                              APPROXIMATE
              NAME OF FUND                        ADVISORY FEE RATE              ASSETS
              ------------                        -----------------          --------------
PIMCO COMMERCIAL MORTGAGE SECURITIES
 TRUST, INC.

PIMCO Commercial Mortgage                 Annual rate of 0.725% of average   $  148,074,899
 Securities Trust, Inc..................  weekly net assets paid quarterly

AMERICAN SKANDIA TRUST

Total Return Bond Portfolio.............  Annual rate of 0.30% of average    $1,035,861,299
                                          daily net assets on first $150
                                          million; 0.25% of average daily
                                          net assets on assets over $150
                                          million paid monthly

Limited Maturity Bond Portfolio.........  Annual rate of 0.30% of average       421,807,622
                                          daily net assets on first $150
                                          million; 0.25% of average daily
                                          net assets on assets over $150
                                          million paid monthly

Master Trust Total Return...............  Annual rate of 0.25% of average       170,012,653
                                          daily net assets

FREMONT MUTUAL FUNDS, INC.

Total Return Fund.......................  Annual rate of 0.25% of average    $  187,068,687
                                          daily net assets paid quarterly

Global Bond Fund........................  Annual rate of 0.30% of average        24,283,647
                                          daily net assets paid quarterly

PAINEWEBBER MANAGED INVESTMENTS TRUST

Low Duration US Government Income Fund..  Annual rate of 0.25% of average    $  122,967,595
                                          daily net assets

PAINEWEBBER SERIES TRUST

Strategic Fixed Income..................  Annual rate of 0.25% of average    $    7,298,286
                                          daily net assets

PAINEWEBBER MANAGED ACCOUNTS SERVICES
 PORTFOLIO TRUST

PACE Government Securities Fixed
 Income.................................  Annual rate of 0.25% of average    $  197,767,164
                                          daily net assets

PACE Strategic Fixed Income
 Investments............................  Annual rate of 0.25% of average       230,222,525
                                          daily net assets

JACKSON NATIONAL LIFE SERIES TRUST

JNL/PIMCO Total Return Bond Series......  Annual rate of 0.25% of average    $    9,753,810
                                          daily net assets excluding the
                                          value of client contributed
                                          capital

FORWARD GLOBAL FUND

Forward Global Fund.....................  Annual rate of 0.35% of average    $   30,263,618
                                          daily net assets on amounts under
                                          $200 million and 0.30% on amounts
                                          over $200 million


                                                                               APPROXIMATE
               NAME OF FUND                         ADVISORY FEE RATE             ASSETS
               ------------                         -----------------          ------------
PRUDENTIAL INVESTMENTS FUND MANAGEMENT
 LLC

Prudential Diversified Moderate Growth..... 0.25% of average daily net assets  $ 23,259,990 computed daily and paid monthly

Prudential Diversified Conservative
 Growth.................................... 0.25% of average daily net assets    28,956,072
                                            computed daily and paid monthly

Prudential Diversified Conservative
 Portfolio................................. 0.25% of average daily net assets    29,627,910
                                            computed daily and paid monthly

MANULIFE

Manulife Global Bond Trust................. Annual rate of 0.375% on first     $161,197,318
                                            $50 million; 0.35% on $50-200
                                            million; 0.30% on $200-500
                                            million; 0.25% excess over $500
                                            million of daily net assets
                                            computed daily and paid monthly

Manulife Total Return Trust................ Annual rate of 0.30% on first $50   190,550,262
                                            million; 0.30% on $50-150
                                            million; 0.25% on $150-200
                                            million; 0.25% on $200-500
                                            million and over of daily net
                                            assets computed daily and paid
                                            monthly

SALOMON SMITH BARNEY/CONSULTING GROUP
 CAPITAL MARKET FUND

Intermediate Fixed Income Investment
 Portfolio................................. Annual rate of 0.25%, multiplied   $270,423,858
                                            by a fraction, the numerator of
                                            which is the average daily value
                                            of allocated assets and the
                                            denominator of which is the
                                            average daily value of the
                                            Portfolio's total assets computed
                                            daily

                              PACIFIC SELECT FUND

   The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, "variable contracts") issued or administered by Pacific Life Insurance Company ("Pacific Life") and funded by separate accounts of Pacific Life hereby instructs Pacific Life, on behalf of the pertinent separate accounts, to vote the shares of the applicable portfolio(s) of the Pacific Select Fund, (the "Fund") attributable to his or her variable contract at the special meeting of shareholders of the Fund to be held at 1:30 p.m., Pacific Time, on March 13, 2000, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated below with respect to the matters referred to in the proxy statement for the meeting, and in the discretion of Pacific Life upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the proposal.

                                                 XXXXXX X XXXXXXXXXXX X

                                                 Please date and sign. All
                                                 designated owners of the
                                                 variable contract(s) shown
                                                 must sign hereon. If as an
                                                 attorney, executor, trustee,
                                                 guardian or other
                                                 representative or as an
                                                 officer of a corporation or
                                                 partnership, please add title
                                                 as such. Receipt of the
                                                 Notice of Meeting and Proxy
                                                 Statement is hereby
                                                 acknowledged.

                                                 Dated _________ , 2000

                                                 ______________________________

                                                 ______________________________

                                                 Signature(s) of contract
                                                 owner(s)

-------------------------------------------------------------------------------
  YOUR VOTE IS IMPORTANT!   YOUR VOTING CONTROL NUMBER: XXX XXXX XXXX XXX
  TO VOTE BY TELEPHONE CALL: 1-800-597-7836
  TO VOTE ELECTRONICALLY GO TO OUR WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM
-------------------------------------------------------------------------------

Voting Instructions--Please Select One Of These Voting Methods:

Vote by Paper Ballot: Please read your proxy statement including the proposal. Vote by filling in the appropriate box on the ballot which represents your vote on the proposal. Please sign and return your ballot in the enclosed return envelope. Only voting instructions received at the address shown on the envelope will be counted.

Vote by Telephone or Electronically: If you wish to vote by telephone or electronically, see enclosed instructions.

Portfolio                                   Portfolio
Managed Bond Portfolio XXXXXX.XXXX          Government Securities XXXXXX.XXXX

The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If you do not vote or this voting instruction is not returned properly executed, your votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions. PLEASE MARK VOTES AS IN THIS EXAMPLE: [_]

  I. To approve a New Portfolio Management Agreement between Pacific Investment Management Company ("PIMCO"), Pacific Life Insurance Company, and the Fund.;

                FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
  Managed Bond  [_]    [_]      [_]   Government Securities [_]    [_]     [_]

YOU MAY VOTE ELECTRONICALLY, BY TELEPHONE OR BY MAIL. IF YOU VOTE BY MAIL, ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED ENVELOPE WILL BE COUNTED!

                            YOUR VOTE IS IMPORTANT!

                And now you can Vote on the Phone or Internet.

                                             Vote by Internet:  Read your Proxy Statement and the proposal. Go to our website: https://vote.proxy-direct.com and follow the on-screen directions. You
                                                      -----------------------------
                                             will use the control number listed on your voting instructions to access and vote on the proposal.

                                             Vote by Telephone: Read your Proxy Statement and the proposal. Using a touch tone telephone, dial our toll free automated number at 1-800-597-7836. You will
Graphic of telephone and keypad here         use your control number listed on your voting instructions to access and vote on the proposals. You may register your vote 24 hours a day. After dialing, you will hear the following instructions:

                                                    [ .  Please enter your control number;
                                                      .  Press ___ to vote FOR the Proposal as recommended by the Board of
                                                         Trustees.
                                                      .  Press ___ to vote AGAINST the Proposal; or
                                                      .  Press ___ to ABSTAIN from voting on the Proposal.

                                             If you have a voting interest in both the Managed Bond and Government Securities
                                             Portfolios, you will then be prompted to repeat the above procedure. Once you have completed your vote, you will be asked to confirm your selection. ]


                                             REMEMBER!
                                                             .  READ YOUR PROXY STATEMENT.
           PL Logo                                           .  HAVE YOUR VOTING INSTRUCTION CARD AND CONTROL NUMBER.
                                                             .  IF YOU VOTE BY PHONE OR INTERNET DO NOT RETURN YOUR VOTING
                                                                                                    ---
                                                                INSTRUCTION CARD.


                                                                          THANK YOU FOR VOTING